SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE DEF14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Winthrop Realty Trust
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WINTHROP REALTY TRUST 7 Bulfinch Place Suite 500 Boston, Massachusetts 02114 (617) 570-4614 ________________________________ NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2009

Dear Shareholders:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Winthrop Realty Trust to be held Thursday, May 21, 2009, at 11:00 A.M., local time, at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, to consider and act upon the following:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To amend Section 1.3 of the Declaration of Trust to clarify the purpose of the Trust;

3.	To amend Section 3.3 of the Declaration of Trust to modify the indemnification rights of Trustees, officers, employees and agents of the Trust;

4.	To amend Section 4.1 of the Declaration of Trust to more clearly set forth the rights of the Trust to issue shares of beneficial interest;

5.	To amend Section 7.1 of the Declaration of Trust to modify the timing of the Trust’s annual meeting and permit additional persons to call special meetings of holders of beneficial interests;

6.	To amend Article VIII of the Declaration of Trust to modify, among other things, the voting requirement for election of Trustees;

7.	To amend Section 10.1 of the Declaration of Trust to permit certain amendments to the Declaration of Trust to be made without the consent of holders of beneficial interests;

8.	To amend Article XI of the Declaration of Trust to correct inconsistencies set forth therein and to clarify the rights of the Trust;

9.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2009 fiscal year;

10.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only holders of common shares of beneficial interests of record at the close of business on April 1, 2009 shall be entitled to receive notice of, and to vote at, the Annual Meeting, and at any adjournment or adjournments thereof.

All Shareholders are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy, which is solicited by our Board of Trustees, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting.  In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

By order of the Board of Trustees,

John Alba
Secretary

Boston, Massachusetts
April 17, 2009

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR AUTHORIZE YOUR PROXY BY INTERNET OR TELEPHONICALLY BY FOLLOWING THE PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING. The Proxy may be revoked by you at any time by written notice to the Company prior to its exercise or by submitting a later dated or authorized proxy. Giving your proxy will not affect your right to vote in person if you attend the meeting and affirmatively indicate your intention to vote at such meeting.

WINTHROP REALTY TRUST
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2009

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
Record Date and Voting Securities	1
Attending the Annual Meeting	2
Solicitation of Votes	2
Voting	2
Quorum; Method of Tabulation	2
Vote Required	3
Annual Report	3
PROPOSAL NO. 1 – ELECTION OF TRUSTEES	3
General	3
Information as to Trustees	4
Recommendation of the Board	6
EXECUTIVE OFFICERS	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
THE BOARD, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	9
Board Meetings	9
Board Committees	9
Audit Committee	9
Compensation Committee	10
Nominating and Corporate Governance Committee	10
Conflicts Committee	11
Independence of Trustees	12
Meetings of Non-Management Trustees	12
Communication with Trustees	12
Compensation of Trustees	13
CODE OF ETHICS	13
COMPENSATION DISCUSSION AND ANALYSIS	13
General	13
Executive Compensation Principles	13
Share Options/Grants	14
COMPENSATION COMMITTEE REPORT	14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	14
AUDIT COMMITTEE REPORT	15
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
AMENDMENTS TO THE DECLARATION OF TRUST	18
PROPOSAL NO. 2 – AMENDMENT TO SECTION 1.3 OF THE DECLARATION OF TRUST	18
PROPOSAL NO. 3 – AMENDMENT TO SECTION 3.3 OF THE DECLARATION OF TRUST	19
PROPOSAL NO. 4 – AMENDMENT TO SECTION 4.1 OF THE DECLARATION OF TRUST	21
PROPOSAL NO. 5 – AMENDMENT TO SECTION 7.1 OF THE DECLARATION OF TRUST	22
PROPOSAL NO. 6 – AMENDMENTS TO ARTICLE VIII OF THE DECLARATION OF TRUST	23
PROPOSAL NO. 7 – AMENDMENT TO SECTION 10.1 OF THE DECLARATION OF TRUST	24
PROPOSAL NO. 8 – AMENDMENTS TO SECTIONS 11.10 THROUGH 11.27 OF THE DECLARATION OF TRUST	25

PROPOSAL NO. 9 – SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
Recommendation of the Board	27
Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant	27
SHAREHOLDER PROPOSALS	27
ANNUAL REPORT	27
MISCELLANEOUS	28

WINTHROP REALTY TRUST
7 Bulfinch Place
Suite 500
Boston, Massachusetts 02114
(617) 570-4614

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2009

______________

GENERAL INFORMATION

We are sending this Proxy Statement in connection with the solicitation of proxies by our Board of Trustees for the 2009 Annual Meeting of Shareholders to be held at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022, on Thursday May 21, 2009 at 11:00 A.M., and at any adjournment or adjournments thereof, which we refer to as the “Annual Meeting”.  We are first mailing this Proxy Statement and the accompanying form of proxy to Shareholders on or about April 21, 2009.  In this Proxy Statement, all references to the “Trust,” “we,” “our” and “us” mean Winthrop Realty Trust, an Ohio business trust.  All references to “Shareholder” and “you” refer to a holder of record of our beneficial interests designated as common shares, par value $1.00 per share, which we refer to as Common Shares.

At the meeting you will be asked to consider and vote on the following matters:

1.	To elect seven Trustees to our Board of Trustees to serve for a term of one year and until their respective successors shall be elected and shall qualify;

2.	To amend Section 1.3 of the Declaration of Trust to clarify the purpose of the Trust;

3.	To amend Section 3.3 of the Declaration of Trust to modify the indemnification rights of Trustees, officers, employees and agents of the Trust;

4.	To amend Section 4.1 of the Declaration of Trust to more clearly set forth the rights of the Trust to issue shares of beneficial interest;

5.	To amend Section 7.1 of the Declaration of Trust to modify the timing of the Trust’s annual meeting and permit additional persons to call special meetings of holders of beneficial interests;

6.	To amend Article VIII of the Declaration of Trust to modify, among other things, the voting requirement for election of Trustees;

7.	To amend Section 10.1 of the Declaration of Trust to permit certain amendments to the Declaration of Trust to be made without the consent of holders of beneficial interests;

8.	To amend Article XI of the Declaration of Trust to correct inconsistencies set forth therein and to clarify the rights of the Trust;

9.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2009 fiscal year;

10.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Record Date and Voting Securities

This Proxy Statement is being furnished to all holders of record of Common Shares as of the close of business on April 1, 2009, which we refer to as the “Record Date”.

Only Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  Shareholders as of the Record Date are entitled to one vote per Common Share on each matter properly submitted at the Annual Meeting.  On the Record Date, there were issued and outstanding 15,815,876 Common Shares.  There was no other class of voting securities outstanding at the Record Date.  However, in accordance with the terms of the Certificate of Designations pursuant to which we issued our Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, which we refer to as “Series B-1 Shares”, so long as there are at least 1,000,000 Series B-1 Shares outstanding the holders of the Series B-1 Shares are entitled to elect one Trustee to our Board of Trustees, which we refer to as the “Board”.  The Trustee elected by the holders of the Series B-1 Shares is not being voted upon at the Annual Meeting.

Attending the Annual Meeting

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Common Shares as of the close of business on the Record Date.  If you hold Common Shares in “street name” (i.e., through a bank, broker or other nominee) and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

Solicitation of Votes

The Board is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting, and will not vote the proxy at any other meeting. Mr. Michael L. Ashner and Ms. Carolyn Tiffany, or each acting individually, are the persons named as proxies on the proxy card accompanying this Proxy Statement, who have been selected by the Board to serve in such capacity.  Both Mr. Ashner and Ms. Tiffany are members of the Board and executive officers of the Trust.

We will pay the cost of soliciting proxies. We have hired Mackenzie Partners, Inc. to solicit proxies.  In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing.  If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Voting

Shareholders may vote on the matters to be voted upon at the Annual Meeting either in person at the Annual Meeting or by proxy.  If you choose to vote by proxy, you may do so in one of three ways, over the Internet, by telephone or by executing and returning the enclosed proxy card.  Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our principal executive office, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, or (4) attending the Annual Meeting and voting in person.  Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.  Only the last vote of a Shareholder will be counted.

Quorum; Method of Tabulation

The holders of a majority of the outstanding Common Shares as of the close of business on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Annual Meeting for quorum purposes but broker “non-votes” are not counted in the tabulations of the votes cast on proposals presented to Shareholders.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A proxy, in the accompanying form, which is properly executed, duly returned to us and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election, as Trustees, of the seven persons who have been nominated by the Board, (ii) FOR the amendments to the Trust’s Declaration of Trust, which we refer to as the “Declaration of Trust”, set forth in Proposals 2 through 8, (iii) FOR the ratification of the selection of PricewaterhouseCoopers LLP, who we refer to as “PwC”, as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2009 fiscal year, and (iv) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Annual Meeting.

Vote Required

The seven nominees for election as Trustees who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees.  The affirmative vote of a majority of the votes permitted to be voted at the Annual Meeting (at which a quorum is present), present in person or represented by proxy, that are properly cast is necessary to (i) approve each of the amendments to the Declaration of Trust described in this proxy statement and (ii) to ratify PwC as the Trust’s independent registered public accounting firm to audit and report upon the consolidated financial statements of the Trust for the 2009 fiscal year.

Annual Report

Our Annual Report to Shareholders, which includes financial statements for the fiscal year ended December 31, 2008, is being mailed together with this Proxy Statement to Shareholders entitled to vote at the Annual Meeting.  The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL NO. 1
ELECTION OF TRUSTEES

General

The Board currently consists of eight members, seven of which are elected by the holders of Common Shares and one of which is elected by the holders of the Series B-1 Shares.  The Board has determined, in accordance with our By-laws, to increase the number of members of the Board to nine persons, one of which is elected by the holders of the Series B-1 Shares.  Accordingly, the Board nominated eight persons for election to the Board.  On April 16, 2009, Talton Embry informed the Nominating and Corporate Governance Committee of the Board of his decision to withdraw as a nominee for re-election as a Trustee.  In light of the timing, the Board is not in a position to present a replacement nominee at the Annual Meeting.  The Board will either fill this position once an appropriate candidate has been identified or reduce the number of Trustees to its current number of eight members.

Shareholders will be voting at the Annual Meeting for seven persons, which constitutes all of the members of the Board who are elected by the holders of Common Shares, to serve for a term of one year and until their respective successors shall have been elected and shall qualify.  The Board of Trustees has nominated Michael L. Ashner, Arthur Blasberg, Jr., Howard Goldberg, Thomas McWilliams, Carolyn Tiffany and Steven Zalkind for re-election as Trustees, and has nominated Lee Seidler for election to the Board to fill the vacancy created by the increase in the number of members of the Board.

Shareholders do not have cumulative voting rights with respect to the election of Trustees.  It is the intention of the persons named in the enclosed Proxy Card to vote such proxy "FOR" the election of the named nominees for Trustee unless authorization is withheld on the Proxy Card.  Should any nominee be unable or unwilling to serve as a Trustee, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.   Each of the nominees has represented that they are willing to serve as a Trustee if elected.

Information as to Trustees

Set forth below is the business experience of, and certain other information regarding, the nominees for election as Trustees as well as Mr. Bradley Scher who is a Trustee elected by the holders of the Series B-1 Shares.  There are no family relationships among our Trustees and executive officers.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Michael L. Ashner 2004	56
Mr. Ashner has been the Chief Executive Officer of the Trust since December 31, 2003 and Chairman since April 2004. Mr. Ashner also served as the Executive Chairman and a trustee of Lexington Realty Trust (“Lexington”), a New York Stock Exchange listed real estate investment trust, from December 31, 2006 when Newkirk Realty Trust, Inc. (“Newkirk”) was merged into Lexington to March 20, 2008.  Mr. Ashner previously served as a director and the Chairman and Chief Executive Officer of Newkirk until it was merged into Lexington.  Mr. Ashner also currently serves as the Chief Executive Officer of Winthrop Realty Partners, L.P., a real estate investment and management company, positions he has held since 1996.  Mr. Ashner previously served as a director and Chief Executive Officer of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. (collectively, the “Shelbourne Entities”), three real estate investment trusts, from August 2002 until their liquidation in April 2004. Mr. Ashner serves on the Board of Directors of NBTY, Inc., a manufacturer and distributor of nutritional supplements.

Arthur Blasberg, Jr. 2003	81
Mr. Blasberg's activities for the past five years include serving as a receiver appointed by the Superior Court in Massachusetts and as a trustee of various businesses, including real estate investment firms and industrial companies.  Mr. Blasberg was a director and chairman of the audit committee of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004.  Mr. Blasberg also has served as a director of several private companies.  He is an attorney admitted to practice in the Supreme Court of the United States, various federal courts and state courts and served for five years in the general counsel's office of the Securities and Exchange Commission.

Howard Goldberg 2003	63
Mr. Goldberg has been a private investor in both real estate and start-up companies and has provided consulting services to start-up companies since 1999.  From 1994 through 1998, Mr. Goldberg served as President, CEO, and Board member of Player’s International, a publicly-traded company in the gaming business prior to its sale to Harrah's Entertainment Inc.  From 2003 through 2005, Mr. Goldberg served as a part-time consultant to Laser Lock Technologies, Inc., LLTI.OB, a publicly-traded development stage company, engaged in the development and marketing of technologies for the prevention of product and document counterfeiting and electronic article surveillance. From 1995 through 2000, Mr. Goldberg served on the board of directors and audit committee of Imall Inc., a publicly-traded company that provided on-line shopping prior to its sale to Excite-at-Home. Mr. Goldberg served as a member of the board of directors and the audit committees of the Shelbourne Entities from August 2002 until their liquidation in April 2004.  Mr. Goldberg has a law degree from New York University and was previously the managing partner of a New Jersey law firm where he specialized in gaming regulatory law and real estate from 1970 through 1994.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Thomas F. McWilliams 2008	66
Mr. McWilliams is currently a managing partner and member of the investment committee of Court Square Capital Partners, a private equity company that manages approximately $6 billion in capital, a position he has held since 2006 when Court Square Capital Partners was formed.  From 1983 to 2006, Mr. McWilliams held a similar position with Citigroup Venture Capital, the private equity arm of Citigroup.

Bradley Scher 2009	48
Mr. Scher is currently the Managing Member of Ocean Ridge Capital Advisors, LLC, a privately held consulting firm formed in 2002 to provide financial and operating consultative services to institutional investors, boards of directors of public and private companies and to managements of public and private companies.  Prior to the formation of Ocean Ridge, Mr. Scher was a Managing Director for PPM America, Inc., managing in excess of $1 billion of investments for a special situations fund.  Previously he was a Director with TIAA-CREF in the special loans unit of the investing arm of this insurance and pension company.  Prior to TIAA-CREF, Mr. Scher was an Investment Manager in the Private Placements division of The Travelers and was a middle market lending officer with Chemical Bank, where he graduated from the bank’s highly acclaimed credit training program

Lee Seidler 2009(nominated)	74
Dr. Seidler is currently a private investor.  Dr. Seidler serves frequently as an expert witness in accounting and finance cases for various plaintiffs and defendants as well as the U.S. Securities and Exchange Commission.  He testified in 2002 before the Senate Committee on Banking, Housing and Urban Affairs on regulation of the accounting profession and consulted with staff drafting Sarbanes-Oxley which produced the Public Company Accounting Oversight Board (PCAOB).  He was a member of the PCAOB’s Standing Advisory Group.  Mr. Seidler served as a General Partner and Senior Managing Director of Bear, Stearns & Co. from 1981 to 1989.  Dr. Seidler was elected to Institutional Investor’s” All Star" first team of financial analysts for 14 consecutive years (until his retirement) for his analysis of the impacts of accounting and financial reporting and taxes on the decisions of investors.  He was also director of the firm’s 55 person internal audit staff for two years and represented Bear, Stearns in Washington D.C. on legislative issues.  Dr. Seidler is a CPA and has been a member of the boards of directors of numerous public and private companies and has served as chair of the audit committees of these companies.  Dr. Seidler was a professor of accounting and the Price Waterhouse professor of auditing at New York University Graduate School of Business Administration for 22 years.

Name and year first appointed or nominated as a Trustee	Age	Principal Occupation during the past Five Years

Carolyn Tiffany 2009	42
Ms. Tiffany has been the Trust’s President since January 1, 2009 and served as the Trust’s Chief Operating Officer and Secretary from January 8, 2004 to January 31, 2007.  From February 2007 through March 2008 Ms. Tiffany served as a principal and the Chief Operating Officer for High Street Equity Advisors, a private equity real estate firm.  From April 2008 to December 31, 2008, Ms. Tiffany was a private investor.  In addition, Ms. Tiffany served as the Chief Operating Officer and Secretary of Newkirk and its predecessor entities from 1996 to December 31, 2006

Steven Zalkind 2008	67
Mr. Zalkind has been a principal of Resource Investments Limited, LLC (“Resource”), a real estate investment firm, since 1975 acting as either an officer of the General Partner or Managing Member in the acquisition of over 26,000 multi-family apartment units and 2,000,000 square feet of commercial shopping centers and office buildings.  Mr. Zalkind currently serves as the Chairman and Chief Executive Officer of Resource.  Mr. Zalkind was a director of each of the Shelbourne Entities from August 2002 to their liquidation in April 2004 and a director of Newkirk from November 2005 until its merger with Lexington in December 2006.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the election of Messrs. Ashner, Blasberg, Goldberg, McWilliams, Seidler and Zalkind and Ms. Tiffany to the Board.  Unless otherwise indicated, the accompanying form of proxy will be voted for the nominees listed above.

EXECUTIVE OFFICERS

All officers serve at the discretion of the Board.  Set forth below is certain information regarding our executive officers at April 1, 2009 (biographical information with respect to Mr. Ashner and Ms. Tiffany is set forth above under Information as to Trustees):

Name	Age	Current Position
Michael L. Ashner	56	Chairman and Chief Executive Officer
Carolyn Tiffany	42	President
Peter Braverman	57	Executive Vice Chairman
Thomas Staples	53	Chief Financial Officer
John Alba	38	Chief Investment Officer and Secretary

Mr. Braverman currently serves as the Executive Vice Chairman of the Trust.  Mr. Braverman previously served as the President and as Trustee of the Trust.  Mr. Braverman also currently serves as the Executive Vice President of Winthrop Realty Partners, L.P., a real estate investment and management company, a position he has held since January 1996.  Mr. Braverman served as a director and President of Newkirk until it was merged into Lexington and as a director and Executive Vice President of each Shelbourne Entity from August 2002 until their liquidation in April 2004.

Mr. Staples has been our Chief Financial Officer since January 8, 2004.  Mr. Staples has been with Winthrop Realty Partners, L.P. since 1994 and has served as its Chief Financial Officer since January 1999.  He also served as the Chief Financial Officer of Newkirk until December 31, 2006 when it was merged into Lexington. Mr. Staples also served as Assistant Treasurer of the Shelbourne Entities from August 2002 until their liquidation in April 2004. Mr. Staples is a certified public accountant.

Mr. Alba was appointed our Chief Investment Officer in October 2005 and Secretary in May 2007.  He has served as a Vice President of Winthrop Realty Partners, L.P. since January 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 16, 2009 (except as otherwise indicated) regarding the ownership of our Common Shares by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Shares, (ii) each Trustee and nominee for Trustee, (iii) each executive officer named herein, and (iv) all current executive officers and Trustees as a group.  Except as otherwise indicated, each such Shareholder has sole voting and investment power with respect to the shares beneficially owned by such Shareholder.

Name and Address of Beneficial Owner	Position with the Trust	Amount and Nature of Beneficial Ownership		Percent of Class
FUR Investors, LLC (1) FUR Holdings LLC WEM-FUR Investors LLC	--	2,442,000		15.4%
John Alba (1)	Chief Investment Officer	--	(4)	(4)
Michael L. Ashner(1)	Chairman and CEO	2,532,256	(2)	16.0%
Arthur Blasberg, Jr. (3)	Trustee	28,000		*
Peter Braverman(1)	Executive Vice Chairman	6,166	(4)	(4)
Talton Embry (5)	Trustee	232,255	(5)	1.5%
Howard Goldberg (3)	Trustee	48,619		*
Thomas F. McWilliams(3)	Trustee	--		*
Bradley E. Scher(3)	Trustee	--		*
Lee Seidler	Trustee Nominee	2,000		*
Thomas Staples(3)	Chief Financial Officer	--	(4)	(4)

Carolyn Tiffany(3)	President and Trustee	9,410		*
Steven Zalkind(3)	Trustee	10,613		*
All Trustees, Trustee nominees and executive officers as a group		2,870,319		18.1%
Fairholme Capital Management, LLC(6) Bruce R. Berkowitz	--	1,699,160	(6)	10.4%(6)
Abrams Capital, LLC (7) Pamet Capital Management, LLC Pamet Capital Management, L.P. David Abrams	--	1,499,998	(7)	9.5%
The Vangaurd Group Inc.(8)	--	947,114	(8)	6.0%
Barclays Global Investors, NA(9)	--	820,393	(9)	5.2%
*Less than 1%

(1)	The address for each of FUR Investors LLC, FUR Holdings LLC, WEM-FUR Investors LLC, Mr. Alba, Mr. Ashner and Mr. Braverman is Two Jericho Plaza, Wing A, Suite 111, Jericho, NY 11753

(2)
Comprised of 2,442,000 shares owned by FUR Investors LLC, 60,256 shares held directly by Mr. Ashner and 30,000 shares held by The Ashner Family Evergreen Foundation, a New York not for profit corporation (the “Foundation”). Mr. Ashner is the managing member of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC. As such, Mr. Ashner may be deemed to beneficially own all shares owned by Investors.  Mr. Ashner is a director of the Foundation and, as such, may be deemed to beneficially own all shares owned by the Foundation.

(3)	The address for each of Messrs. Blasberg, Goldberg, McWilliams, Scher, Staples and Zalkind and Ms. Tiffany is c/o of Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, MA 02114.

(4)
Messrs. Alba, Braverman, and Staples are members of WEM-FUR Investors LLC, the managing member of FUR Holdings, LLC, the sole member of FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples have an indirect pecuniary interest in approximately 25,396.8, 60,073.2 and 29,304, respectively, of the Common Shares owned by FUR Investors LLC.  However, Messrs. Alba, Braverman and Staples do not exercise investment control over the shares held by FUR Investors LLC.  Accordingly, Messrs. Alba, Braverman and Staples are not deemed to beneficially own any of such shares under Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended.

(5)
The address for Mr. Embry is c/o Magten Asset Management Corp., 7 East 89th Street, New York, New York 10128.  The number of shares reported consists of (i) 192,698 shares held in an IRA for the benefit of Mr. Embry, (ii) 20,687 shares held in an IRA for the benefit of Mr. Embry’s spouse, (iii) 11,880 shares held by Mr. Embry’s son who shares a residence with Mr. Embry, and (iv) 7,960 shares held by Mr. Embry’s daughter who shares a residence with Mr. Embry.  Amount excludes 31,652 shares owned in discretionary accounts in which Mr. Embry has no pecuniary interest.

(6)
The address for Fairholme Capital Management, LLC (“Fairholme”) and Mr. Berkowitz is c/o Fairholme Capital Management, LLC, 4400 Biscayne Boulevard, 9th Floor, Miami, FL 33137.  Number of shares includes 444,444.48 Common Shares issuable upon the conversion of the 400,000 Series B-1 Shares held by Fairholme.  Percentage based on outstanding Common Shares at March 16, 2009 plus 444,444 Common Shares issuable upon conversion of the 400,000 Series B-1 Shares held by Fairholme.  Information is derived from the 13-G/A filing by Fairholme and Mr. Berkowitz with the SEC on February 13, 2009.

(7)
The address for Abrams Capital, LLC, Pamet Capital Management, LLC, Pamet Capital Management, L.P. and David Abrams (collectively, “Abrams”) is c/o Pamet Capital Management, L.P., 222 Berkeley Street, 22nd Floor, Boston, MA 02116.  Information is derived from the 13-G/A filing by Abrams with the SEC on February 13, 2009.

(8)	The address for The Vanguard Group Inc. (“Vanguard”) is 100 Vanguard Avenue, Malvern, Pennsylvania 19355. Information is derived from the 13-G filing by Vanguard with the SEC on February 13, 2009.

(9)
The address for Barclays Global Investors, NA. (“Barclays”) is 400 Howard Street, San Francisco, California 94105.  Information is derived from the 13-G filing by Vanguard with the SEC on February 2, 2009.

THE BOARD, ITS COMMITTEES AND
OTHER CORPORATE GOVERNANCE INFORMATION

Board Meetings

During 2008, the Board met or acted through written consent 24 times.  Each of the Trustees attended either in person or telephonically 75% or more of the aggregate number of meetings of the Board and Board committees on which the Trustee served in 2008.  It is the policy of the Board to have all members of the Board in attendance at the Annual Meeting, or if unavailable to attend in person, to make arrangement, if possible, to participate by telephone or video conference.  All members of the Board attended, either in person or by telephone conference call, the 2008 Annual Meeting of Shareholders.

Board Committees

The Declaration of Trust and our By-laws give the Board the authority to delegate its powers to a committee appointed by the Board.  All committees are required to conduct meetings and take action in accordance with the directions of the Board and the provisions of our By-laws. The Board has appointed four standing committees: an audit committee, a compensation committee, a nominating and corporate governance committee, and a conflicts committee.  Certain of the committees' principal functions are described below.

Audit Committee

The Audit Committee:

•	reviews annual and quarterly consolidated financial statements with our management and independent registered public accounting firm;

•	recommends the appointment and reviews the performance, independence, and fees of our independent registered public accounting firm and the professional services they provide;

•	oversees our system of internal accounting controls and the internal audit function; and

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for audit committees.

The Board has adopted a written charter for the Audit Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2008 through March 14, 2008, the Audit Committee consisted of Arthur Blasberg, Jr. (Chairman), Bruce Berkowitz and Howard Goldberg.  Following Mr. Berkowitz’ resignation as a Trustee effective March 14, 2008, and Mr. Zalkind’s election as Trustee on March 17, 2008, Mr. Zalkind was appointed to the Audit Committee.  The Audit Committee meets periodically throughout the year both through formal meetings and written consents as well as through informal discussions as necessary.  During the 2008 fiscal year, the Audit Committee met or acted through unanimous written consent six times.  All members of the Audit Committee attended either in person or by telephone conference call all meetings of the Audit Committee other than one meeting which Mr. Berkowitz did not attend.  Representatives of PwC, our independent registered public accounting firm for the year ended December 31, 2008, attended all meetings of the Audit Committee.  The Audit Committee met on February 24, February 26 and March 3, 2009 with representatives of PwC to discuss our 2008 consolidated financial statements.

The Board has concluded that each member of the Audit Committee is “financially literate” as such term is defined in the listing standards of the New York Stock Exchange and that Mr. Blasberg, the chairman of the Audit Committee, meets the Securities and Exchange Commission definition of "audit committee financial expert".  We are currently in compliance with the listing requirements of the New York Stock Exchange relating to audit committee qualification, and the Board has determined that its Audit Committee possesses sufficient financial expertise to effectively discharge its obligations.

For further information with respect to the Audit Committee, see “AUDIT COMMITTEE REPORT” which begins on page 15 of this Proxy Statement.

Compensation Committee

The Compensation Committee:

•	recommends to the Board the compensation policies and arrangements for our officers, Trustees, advisors and affiliates;

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for compensation committees; and

•
reviews the “Compensation Discussion and Analysis” section of this Proxy Statement set forth on page 13 of this Proxy Statement and issues its report which can be found on page 14 of this Proxy Statement.

The Board has adopted a written charter for the Compensation Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2008 through March 14, 2008, the Compensation Committee consisted of Talton Embry (Chairman), Bruce Berkowitz, Arthur Blasberg, Jr., Howard Goldberg and Steven Mandis.  From March 17, 2008 through November 11, 2008, the Compensation Committee consisted of Talton Embry (Chairman), Arthur Blasberg, Jr., Howard Goldberg, Steven Mandis and Steven Zalkind.  Effective November 11, 2008, the Compensation Committee was reconstituted and Messrs. Embry (Chairman), McWilliams and Zalkind were appointed as the only members of the Compensation Committee.  The Compensation Committee acted through unanimous written consent twice during the 2008 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	reviews the qualifications of current and potential Trustees including determining whether they are “independent” under the listing standards of the New York Stock Exchange;

•	reviews each Trustee's continued service on the Board;

•	reviews outside activities of Board members and resolves, to the extent not referred to the Conflicts Committee, any issue of possible conflict of interest related thereto;

•
considers nominees for Trustees submitted in writing to the Chairman of the Nominating Committee (along with other information submitted in accordance with our By-laws and the Declaration of Trust), which are submitted by our executive officers, current Trustees, search firms engaged by the Nominating Committee, if any, by others in its discretion and, nominees for Trustee proposed by a Shareholder in accordance with the terms of our By-laws and the Declaration of Trust;

•
considers proposals submitted by Shareholders for inclusion in the proxy statement for our Annual Meeting of Shareholders if they are submitted in writing to the Chairman of the Nominating Committee at our principal address in accordance with the provisions of our By-laws and the Declaration of Trust and so long as the submitting Shareholder meets the qualifications and complies with the procedures provided in the proxy rules of the Securities and Exchange Commission.  All such proposals shall be accompanied by information with respect to the submitting Shareholder sufficient for the committee to determine whether such qualifications are met;

•	reviews any other Shareholder communications intended for our management unless such communication is directed to a specific Trustee or Trustees;

•	recommends nominations for members of the Board;

•	reviews and assesses the adequacy of the charters of the Audit Committee, Compensation Committee and Conflicts Committee; and

•	discharges such other responsibilities specified in the listing standards of the New York Stock Exchange for nominating and corporate governance committees.

The Board has adopted a written charter for the Corporate Governance and Nominating Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  The Board has also adopted Corporate Governance Guidelines which is also available at our website www.winthropreit.com, under the link “Corporate Governance.”  A printed copy of the charter and the guidelines are also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

From January 1, 2008 through March 14, 2008, the Nominating and Corporate Governance Committee consisted of Bruce Berkowitz (Chairman), Arthur Blasberg, Jr., Talton Embry and Howard Goldberg.  Following Mr. Berkowitz’ resignation as a Trustee effective March 14, 2008, Mr. Goldberg was appointed the Chairman of the Nominating and Corporate Governance Committee.  Effective November 11, 2008, the Nominating and Corporate Governance Committee was reconstituted and Messrs. Goldberg (Chairman), Blasberg, Embry and McWilliams were appointed as the only members of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee met or acted through unanimous written consent two times during the 2008 fiscal year.  All members of the Nominating and Corporate Governance Committee attended either in person or by telephone conference call all meetings of the Nominating and Corporate Governance Committee.

Conflicts Committee

In November 2005, the Board determined to establish a Conflicts Committee.  The Conflicts Committee:

•
considers and approves, on behalf of the Trust, all material transactions that relate to conflicts of interests between us and our affiliates, on the one hand, and (i) FUR Advisors LLC, which we refer to as “FUR Advisors”, our external advisor (and any successor advisor), Michael Ashner, and any of their affiliates, (ii) Lexington Realty Trust, The Lexington Master Limited Partnership, or Apollo Real Estate Investment Fund III, L.P. or any of their respective affiliates, (iii) a beneficial owner of more than 4.9% of the issued and outstanding Common Shares, either directly or upon the conversion of any of our preferred shares of beneficial interest, or (iv) a beneficial owner of more than 4.9% of any other entity in which we hold a 10% or greater interest; and

•	advises the Board on actions to be taken by us or matters related to us upon request of the Board or the Nominating or Corporate Governance Committee, which may include conflicts of interest.

The Board has adopted a written charter for the Conflicts Committee, which is available at our website www.winthropreit.com, under the link “Corporate Governance”.  A printed copy of the charter is also available to any Shareholder who requests it in writing to the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

The Conflicts Committee consists of all non-management Trustees of the Board.  At each meeting, the members of the Conflicts Committee choose a presiding member for such meeting, based upon the topics to be discussed.  The Conflicts Committee held three meetings during the 2008 fiscal year which was attended either in person or by telephone conference call by all members of the Conflicts Committee.

Independence of Trustees

Pursuant to the Nominating and Corporate Governance Committee’s Charter, the Committee undertook its annual review of Trustee independence in March 2009.  During this review, the Committee considered transactions and relationships between each Trustee or any member of his or her immediate family and the Trust and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” below. The Committee also examined transactions and relationships between Trustees or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the Trustee is independent in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  In particular, the Committee reviewed with counsel responses given by the Trustees in their Trustee Questionnaires, asked counsel if it was aware of any relationships between the Trustees and us or our affiliates and reviewed the bright-line independence tests set forth in Section 303A.02(b).

As a result of this review, the Board affirmatively determined that each of Messrs. Blasberg, Embry, Goldberg, McWilliams, Scher, Seidler and Zalkind are independent of the Trust and its management in accordance with Section 303A.02(a) and (b) of the listing standards of the New York Stock Exchange.  Mr. Ashner and Ms. Tiffany are not considered independent because of their acting as our executive officers as well as their ownership interest in FUR Advisors.  See “Certain Relationships and Related Transactions” below.

Meetings of Non-Management Trustees

The non-management Trustees meet without management present from time and time as they deem appropriate including, without limitation, prior to or following every regular quarterly meeting of the Board.  There is not a predetermined non-management Trustee who presides over all such meetings.  At each meeting, the non-management Trustees choose a presiding member for such meeting, based upon the topics to be discussed.  "Non-management" Trustees are all those Trustees who are not executive officers, and may include Trustees who are not considered to be independent under regulations issued by the SEC or the New York Stock Exchange.

Communication with Trustees

Shareholders and any other interested party wishing to communicate with the Board may do so in one of four ways: in person at our annual Shareholders meeting, by mail, by telephone or via the internet.  Any Shareholder can mail correspondence to any Trustee, or the Board as a whole, by addressing it to our outside general counsel, Post Heymann & Koffler, LLP, Two Jericho Plaza, Wing A, Suite 211, Jericho, New York 11753, Attention:  David J. Heymann.  After the mail is opened and screened for security purposes, it will be logged in, and (other than mail that Mr. Heymann determines to be trivial or obscene) then forwarded to the particular Trustee identified, or the Board as a whole, as requested in the Shareholder's correspondence.  Trivial items will be delivered to the Trustees at the next scheduled Board meeting.  Obscene items will not be forwarded.

Shareholders and any other interested party wishing to communicate only with non-management Trustees may do so in the manner described above or by calling toll free at 866-241-4955 or via the internet through the Investor Relations page on our website, www.winthropreit.com.  All communications through the toll-free number or our website are forwarded solely to Mr. Heymann and will be handled in the same manner as written correspondence described above.

Compensation of Trustees

The following table sets forth a summary of the compensation received by our non-officer Trustees during 2008:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total

Bruce Berkowitz(1)	$11,750	-	-	-	$11,750
Arthur Blasberg, Jr.	$79,000	-	-	-	$79,000
Talton Embry	$30,000	-	-	-	$30,000
Howard Goldberg	$49,000	-	-	-	$49,000
Steven Mandis(2)	$30,000	-	-	-	$30,000
Thomas McWilliams(3)	$22,500				$22,500
Bradley Scher(4)	-	-	-	-	-
Steven Zalkind(5)	$35,750	-	-	-	$35,750

(1)           Resigned as a Trustee effective March 14, 2008.
(2)           Resigned as a Trustee effective November 11, 2008
(3)           Elected as a Trustee effective May 21, 2008
(4)           Elected as a Trustee effective February 12, 2009
(5)           Elected as a Trustee effective March 17, 2008.

The current non-officer Trustees, Messrs. Blasberg, Embry, Goldberg, McWilliams,, Scher and Zalkind, each receive $30,000 annually for their services as Trustees.  In addition, each member of the audit committee received $15,000 for serving on the Audit Committee in 2008, $500 for each committee meeting they attend and the chairman of the Audit Committee receives an additional $30,000 annually.  Trustees who are also our officers receive no compensation for serving on the Board.  However, all Trustees are reimbursed for travel expenses and other out-of-pocket expenses incurred in connection with their service on the Board.

CODE OF ETHICS

We have adopted a Code of Ethics, which is applicable to all Trustees and our executive officers, including the principal executive officer, the principal financial officer and the principal accounting officer, as well as FUR Advisors and its employees.  The Code of Ethics can be obtained upon request from our Secretary and at our website www.winthropreit.com under the link “Corporate Governance”.

COMPENSATION DISCUSSION AND ANALYSIS

General

As described above under “Board of Trustees-Board Committees-Compensation Committee” on page 10 of this Proxy Statement, the Compensation Committee is responsible for recommending to the Board the compensation policies and arrangements for the Trust's officers, Trustees, advisors and affiliates.  The Compensation Committee acts pursuant to the Compensation Committee Charter and is comprised of three members who were independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Compensation Committee Charter is available upon request from the Trust’s Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at our website www.winthropreit.com.

Executive Compensation Principles

We do not provide any remuneration to our executive officers and do not have any direct employees.  We retain FUR Advisors to provide substantially all of our asset management, accounting and investor services.

At present, the Compensation Committee reviews annually the terms of the advisory agreement with FUR Advisors to determine their consistency with market terms and whether the retention of an outside advisor is more favorable to us than retaining direct employees.  The Compensation Committee reviews the fees payable to FUR Advisors in comparison to the general and administration costs of other public real estate investment trusts.  Based on its review, the Compensation Committee recommended to the Board that the advisory agreement with FUR Advisors be renewed.

In light of the recent market downturn and resulting decline in value to our shareholders equity, FUR Advisors made a proposal to the Compensation Committee during the first quarter of 2009 to reduce the base management fee.  The proposal was approved by the Compensation Committee, the result of which will be to reduce the fees payable to FUR Advisors in 2009 by approximately $2,445,000.

If we were to retain our executive officers directly, the Compensation Committee would, in making its compensation recommendations to the Board likely consider (1) the potential holding periods of our assets, (2) the number of individual investments held by us, (3) the amount of asset management required with respect to our assets, (4) our overall investment prospects and our short and long-term business plan, and (5) with respect to a specific executive officer, such officer's responsibilities, experience and overall performance.  The Compensation Committee would further seek to attract and retain highly qualified executives and to motivate them to work together as a team to maximize our financial performance on an annual and long-term basis thereby resulting in increased shareholder value.

Share Options/Grants

From March 2005 to May 2007, we did not maintain any share option or share grant plans in effect pursuant to which we could issue options.  In May 2007, our Shareholders approved the Winthrop Realty Trust 2007 Long Term Incentive Plan pursuant to which share options or share grants can be granted.  No such share options or share grants were granted during the year ended December 31, 2008.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent directors.  The Compensation Committee has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee

Talton Embry (Chairman)
Thomas McWilliams
Steven Zalkind

The preceding “Compensation Committee Report” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference into such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There were no relationships among members of the Compensation Committee, members of the Board or our executive officers who served during our 2008 fiscal year that require disclosure under Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  All current members of the Compensation Committee are considered independent under our Corporate Governance Guidelines.

AUDIT COMMITTEE REPORT

The Audit Committee acts pursuant to the Audit Committee Charter and is comprised of three members who are independent within the meaning of Section 303A.02 of the listing standards of the New York Stock Exchange.  A copy of the Audit Committee Charter can be obtained upon request from our Secretary at 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114 and at the Trust’s website www.winthropreit.com.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Trust's independent registered public accounting firm.  Management is responsible for the Trust's internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Trust's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon and expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  The Audit Committee's responsibility is to oversee these processes.

In carrying out these responsibilities, the Audit Committee meets each quarter and several other times during the year to, among other things:

•	monitor preparation of, and reviews, the quarterly and annual financial reports by the Trust’s management;
•
supervise the relationship between the Trust and its independent registered public accounting firm, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving non-audit services; and confirming the independence of the independent registered public accounting firm;

•	review and discuss the Trust’s policies with respect to risk assessment and risk management; and
•
oversee management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Trust’s policies relating to legal and regulatory compliance, ethics and conflicts of interest and review of the Trust’s internal auditing program.

In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm for 2008, regarding the fair and complete presentation of the Trust’s financial results and the assessment of the Trust’s internal control over financial reporting.  The Audit Committee has discussed significant accounting policies applied by the Trust in its consolidated financial statements, as well as alternative treatments.  Management represented to the Audit Committee that the Trust’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.

The Audit Committee met, discussed and reviewed with PricewaterhouseCoopers LLP all matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The Audit Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Pricewaterhouse Coopers LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), "Communication with Audit Committees".  The Audit Committee also has considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Trust is compatible with its independence.  The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Trust and its management.

The Audit Committee discussed with the Trust’s internal auditor and the independent registered public accounting firm the overall scope and plans for their respective audits.  The Audit Committee met with the internal auditor and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations of the Trust’s consolidated financial statements for the year ended December 31, 2008, the evaluations of the Trust’s internal controls, and the overall quality of the Trust’s financial reporting.

In reliance upon the Audit Committee's reviews and discussions referred to above and the Audit Committee's review of the representations of management, and the report of the independent registered public accounting firm, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Trust's Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.  The Audit Committee believes that it has satisfied its responsibilities under its charter.

Members of the Audit Committee

Arthur Blasberg, Jr. (Chairman)
Howard Goldberg
Steven Zalkind

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, Trustees and persons who beneficially own greater than 10% of a registered class of our equity securities to file certain reports which we refer to as “Section 16 Reports” with the Securities and Exchange Commission with respect to ownership and changes in ownership of our Common Shares and other equity securities.  Based solely on our review of the Section 16 Reports furnished to us as well as written representations from certain reporting persons, our officers, Trustees and greater than 10% beneficial owners, such persons have complied with all Section 16(a) requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FUR Advisors administers our business pursuant to the terms of an advisory agreement.  FUR Advisors is controlled by and partially owned by our executive officers.  Pursuant to the terms of the advisory agreement, FUR Advisors is responsible for providing asset management services to us and coordinating with our Shareholder transfer agent and property managers.  During 2008, the quarterly base management fee payable to FUR Advisors for providing such services equaled the lesser of an asset based fee or an equity based fee as determined in accordance with the terms of the advisory agreement which are calculated as follows:

•
Asset based fee equals 1% of our gross asset value up to $100,000,000, 0.75% of our gross asset value between $100,000,000 and $250,000,000, 0.625% of our gross asset value between $250,000,000 and $500,000,000 and 0.50% of our gross asset value in excess of $500,000,000 (in light of the net lease nature of our 16 net lease properties, FUR Advisors agreed to reduce its fee for these properties to 0.25% of the gross asset value for the portion of that portfolio that is subject to leverage).

•
Equity based fee equals (i) 1.5% of our issued and outstanding equity securities plus (ii) .25% of any equity contribution by a third party to a joint venture managed by us.  For purposes of the equity based calculation, the 6,211,783 Common Shares outstanding at January 1, 2005 are to be valued as follows: $11.50 (FUR Investors LLC’s tender offer price in its December 2003 tender offer) with respect to 5,211,783 Common Shares and $13.00 (the purchase price paid by FUR Investors LLC) with respect to the 1,000,000 Common Shares acquired on December 31, 2003.  Our Common Shares issued upon the conversion of our Series A Preferred Shares were valued at $25.4125 per Common Share, the conversion price. [1]

In March 2009 the base management fee was modified effective as of January 1, 2009.  As modified, the asset based fee calculation has been eliminated and the equity based fee is based on a price of $11.00 per Common Share outstanding at December 31, 2008 and $25.00 per Series B-1 Share with respect to the 1,496,000 Series B-1 Shares outstanding after giving effect to the repurchases of Series B-1 Shares during the fourth quarter of 2008 and the first quarter of 2009.  Any additional future conversions, redemptions or repurchases of the Series B-1 Shares will not reduce the base equity for purposes of the base management fee calculation.  The fee with respect to any future issuances of Common Shares or preferred shares of beneficial interest will be based on the issuance price.

FUR Advisors is also entitled to receive (i) property and construction management fees at commercially reasonable rates as determined by the independent Trustees and (ii) an incentive fee.  The incentive fee entitles FUR Advisors to receive (a) an amount equal to 20% of all distributions paid on our Common Shares after December 31, 2003 in excess of the Threshold Amount, hereinafter defined, and, (b) upon the termination of the advisory agreement, an amount equal to 20% of our “liquidation value” in excess of the Threshold Amount at the termination date.  As defined in the advisory agreement, the Threshold Amount is equal to (x) $71,300,000, increased by the net issuance price of all of our Common Shares, with an adjustment for preferred shares converted, issued after December 31, 2003, and decreased by the redemption price of all our Common Shares redeemed after December 31, 2003, plus (y) a return on the amount, as adjusted, set forth in (x) equal to 7% per annum compounded annually. The incentive fee is reduced by any direct damages to us if the advisory agreement is terminated by us for cause.   No incentive fee was payable during the year ended December 31, 2008.

Winthrop Management L.P., an affiliate of FUR Advisors and our executive officers, provides property management responsibilities for certain of our properties.  Pursuant to the terms of the property management agreement, Winthrop Management L.P. receives a fee equal to 3% of the monthly revenues of such properties.

The following table sets forth the fees and reimbursements paid by us for the years ended December 31, 2008, 2007 and 2006 to FUR Advisors and Winthrop Management L.P. (in thousands):

	2008		2007		2006
Asset Management (1)	$5,616,000	(3)	$5,263,000	(4)	$3,681,000	(5)
Property Management (2)	264,000		269,000		217,000
Construction Management (2)	23,000		9,000		-

(1) Payable to FUR Advisors
(2) Payable to Winthrop Management L.P.
(3) Before credit of $1,763,000, described below
(4) Before credit of $189,000, described below
(5) Before credit of $4,400,000, described below

In connection with the resignation by Michael L. Ashner, the Trust’s Chairman and Chief Executive Officer, as an officer and Trustee of Lexington which was effective March 20, 2008, the Trust consented to FUR Advisors entering into a consulting agreement with Lexington pursuant to which FUR Advisors was to provide consulting services to Lexington through December 31, 2008.  For providing these services, FUR Advisors was entitled to a fee of $1,500,000, which we refer to as the “Consulting Fee”, which was to be paid in monthly installments of approximately $167,000, and the Trust received a credit against the base management fee payable by the Trust to FUR Advisors equal to the Consulting Fee.  Accordingly, the Trust received a credit of $1,500,000 for the year ended December 31, 2008.

[1] All share amounts and prices give effect to the one for five reverse stock split effected in December 2008.

WRP Sub-Management LLC, which we refer to as “WRP Sub-Management”, an affiliate of FUR Advisors, has been retained to provide accounting, collateral management and loan brokerage services to Lex-Win Concord LLC, which we refer to as Concord, and its subsidiaries.  WRP Sub-Management received reimbursement of direct and indirect expenses totaling $1,402,000 and $2,571,000 for the years ended December 31, 2008 and 2007, respectively, in accordance with the terms of the agreement.  Of these amounts, $526,000 and $378,000 were paid to reimburse it for costs associated with providing accounting and other “back-office” services for the benefit of Concord, which we refer to as the “Affiliate Amount”.  Because the Trust pays an advisory fee to FUR Advisors whereas the other member in Concord does not, the advisory fee payable to FUR Advisors by the Trust is reduced by 50% of the Affiliate Amount to ensure equal treatment of the Trust with respect to the reimbursements paid by Concord.  For the years ended December 31, 2008 and 2007, the Trust received and utilized a credit of $263,000 and $189,000, respectively, against the base management fee.

In connection with the merger of Newkirk with and into Lexington Corporate Properties Trust, the advisory agreement between NKT Advisors (an affiliate of FUR Advisors) and Newkirk was terminated, and NKT Advisors received a payment of $5,500,000 attributable to its incentive fee.  As a result of the incentive fee being paid by Newkirk and in accordance with our advisory agreement with FUR Advisors, we received a $4,400,000 credit (80% of total fee paid) to be utilized on a go forward basis in offsetting the quarterly advisory fees payable under the advisory agreement or in cash if the credit was not fully utilized. We utilized $3,241,000 and $1,159,000 of this amount to offset the base management fee payable for the years ended December 31, 2007 and 2006, respectively.  As of December 31, 2007, we had fully utilized the credit to offset future base management fees.

AMENDMENTS TO THE DECLARATION OF TRUST

The Board has approved the amendments to the Declaration of Trust set forth below, and is recommending each of these amendments to Shareholders for approval.  In the description of each proposal below, the applicable Section of the Declaration of Trust is presented after giving effect to the relevant proposal.  Pursuant to the Declaration of Trust, each amendment proposed under Proposals 2 through 8 requires the affirmative vote of a majority of the Common Shares outstanding on the Record Date.  Unless otherwise indicated, the accompanying form of proxy will be voted FOR adoption of Proposals 2 through 8.

PROPOSAL NO. 2
AMENDMENT TO SECTION 1.3 OF THE DECLARATION OF TRUST

Section 1.3 of the Declaration of Trust sets forth the purpose provision of the Trust.  Over time the Declaration of Trust has been modified to permit the Trust to invest in effectively all types of real estate related assets and to mortgage, pledge or otherwise encumber such assets.  Accordingly, although the current Section 1.3 is rather broad, it does not specifically encompass all of the various rights of the Trust set forth elsewhere in the Declaration of Trust.  As a result, the Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares, an amendment to the Declaration of Trust to modify Section 1.3 of the Declaration of Trust so that it encompasses all of the various rights of the Trust to acquire all types of real estate related assets and to mortgage, pledge or otherwise encumber such assets found elsewhere in the Declaration of Trust.  Accordingly, your consent is sought to amend Section 1.3 of the Declaration of Trust to read in its entirety as follows:

Section 1.3.           Purposes of the Trust.

Notwithstanding anything to the contrary contained in this Declaration of Trust, the purposes of the Trust hereby created shall be:

(1)           To engage in the real estate business (including, without limitation, the acquisition, holding, improving, leasing, selling, mortgaging and otherwise encumbering real property and personal property associated therewith, equity and debt securities in entities whose primary business is the real estate business and loans and other debt instruments secured, directly or indirectly, by real estate related assets of entities whose primary business is the real estate business);

(2)           To receive the income, interest, rents and profits thereof, and to reinvest them or distribute them, in accordance with the provisions of this Declaration of Trust, to the holders of beneficial interests in the Trust; to acquire, own, hold, use, lease, mortgage, pledge, exchange and dispose of property of all kinds, wherever situated, including shares of stock, bonds, debentures, notes, scrip, securities, interests in real estate, evidences of indebtedness, contracts and obligations of any corporation, association, firm or individual;

(3)           To enter into, promote or conduct any kind of business, contract or undertaking and for such purpose to acquire, take over and dispose of any or all of the assets of any corporation, association, firm or individual, to assume their rights and liabilities, guarantee or become surety for the performance of their obligations, and participate in any way in their affairs;

(4)           To possess and exercise without restriction as fully as a natural person might do all of the powers and authorities conferred upon or permitted to real estate investment trusts under the laws of the State of Ohio; and

(5)           To engage in any lawful act or activity for which real estate investment trusts may be formed under the laws of the State of Ohio; and to do any and all things incidental to the accomplishment of the purposes hereinbefore set forth or incidental to the protection and benefit of the Trust.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 2.

PROPOSAL NO. 3
AMENDMENT TO SECTION 3.3 OF THE DECLARATION OF TRUST

Section 3.3 of the Declaration of Trust sets forth the rights of the Trustees, officers, employees and agents of the Trust to be indemnified by the Trust.  In reviewing Section 3.3 as well as the indemnification provisions set forth in the charter documents of other real estate investment trusts, the Board sought to more fully set forth the indemnification rights of Trustees, officers, employees and agents in a manner consistent with the indemnification rights provided by the Trust in the past.  In this regard, the Board approved, subject to obtaining the consent of a majority in interest of the Common Shares, an amendment to the Declaration of Trust to modify Section 3.3 of the Declaration of Trust which:  (i) more clearly provides that expenses incurred by a person entitled to indemnification will be advanced by the Trust as incurred so long as (1) such person provides an undertaking to repay any amounts if it is determined that indemnification is not permitted and (2) there is not substantial evidence indicating that such person will not be entitled to indemnification; (ii) provides that a plea, judgment, settlement, conviction or similar event with respect to or by a person entitled to indemnification is not a presumption that such person acted not in good faith or in a manner he or she reasonably believed not to be in or opposed to the best interests of the Trust; (iii) provides that if a person is entitled to be indemnified, such person will be indemnified for the costs of enforcing the indemnity obligations; and (iv) that the Trust may purchase and maintain insurance to cover its indemnification obligations.

Accordingly, your consent is sought to amend Section 3.3 of the Declaration of Trust to read in its entirety as follows:

Section 3.3.	Trustee’s Liability to Trust and Beneficiaries - Indemnification and Expense - Bond and Security.

The Trust shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Trust, by reason of the fact that such person is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee, or agent of another trust, corporation, nonprofit or for profit, partnership, limited liability company, joint venture, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which was reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct was unlawful.

The Trust shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee, or agent of another trust, corporation, nonprofit or for profit, partnership, limited liability company, joint venture, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust unless, and only to the extent that the Court of Common Pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such court shall deem proper.

To the extent that a trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this Section 3.3, or in defense of any claim, issue, or matter therein, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith or in connection with enforcing such person’s rights hereunder.

Expenses, including attorneys’ fees, incurred in defending any action, suit, or proceeding referred to in this Section 3.3 shall, absent substantial evidence indicating that such person shall not be entitled to indemnification hereunder, be paid by the Trust as incurred by such person in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees in any specific case upon receipt of an undertaking by or on behalf of the trustee, officer, employee, or agent to repay such amount, in the event that it shall ultimately be determined that such person was not entitled to be indemnified by the Trust as authorized in this Section 3.3.

The indemnification provided by this Section 3.3 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under this Declaration of Trust or the By-laws or any agreement, vote of Beneficiaries or disinterested trustees, or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

In order to carry out the intent and purposes of this section, and to assure the Trust’s performance of its obligations hereunder, the Trust shall have the power to enter into agreements with such trustees, officers, employees or agents as may be designated by the Trustees, without specific approval thereof by the Beneficiaries.  The terms of any such agreements need not be identical to the terms of any other such agreement and any such agreement which had been entered into may subsequently be amended or changed by mutual agreement of the parties thereto, without specific approval thereof by the Beneficiaries.

The Trust shall have the power to dedicate the assets of the Trust to establish arrangements for funding its indemnification obligations under this section, including but not limited to depositing assets in trust funds, obtaining bank letters of credit in favor of indemnified persons or entities, establishing specific reserve accounts and otherwise funding special self-insurance arrangements for these purposes.

The Trust may purchase and maintain insurance an behalf of any person who is or was a trustee, officer, employee, or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee, or agent of another Trust, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity, or arising out of said status of such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Section 3.3 or applicable law.

No Trustee shall be obligated to give any bond or surety or other security for the performance of any duties.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 3.

PROPOSAL NO. 4
AMENDMENT TO SECTION 4.1 OF THE DECLARATION OF TRUST

Section 4.1 of the Declaration of Trust sets forth the rights of the Trust to issue beneficial interests in the Trust as well as provides for the initial transfer agent and registrar of the Trust.  The Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares, an amendment to the Declaration of Trust to modify Section 4.1 of the Declaration of Trust which more clearly sets forth (i) the rights of the Common Shares and (ii) the ability of the Trust to issue beneficial interests of such classes, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the Trustees deem advisable.  Accordingly, your consent is sought to amend Section 4.1 of the Declaration of Trust to read in its entirety as follows:

Section 4.1.           Shares $1 Par Value; Non-Assessable and Not Limited in Number.

The total number of shares of beneficial interest of all classes which the Trust has the authority to issue is unlimited with a par value $1.00 per share.  All such shares shall be non-assessable and non-redeemable.  At the date hereof, the Trust has issued and outstanding common shares of beneficial interest which are referred to as “Common Shares,” and preferred shares of beneficial interest, issuable in one or more series, which are referred to as “Preferred Shares.”  Shares of the following series of Preferred Shares are outstanding on the date hereof: “Series B-1 Cumulative Convertible Redeemable Preferred Shares” (the “Series B-1 Preferred Shares”).  The Trustees may classify and reclassify any unissued common or preferred shares of beneficial interest by setting or changing, in any one or more respects, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest.

The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Shares of the Trust:

(1)           Each Common Share shall have one vote; and, except as otherwise provided in respect of any other class of shares hereunder classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Shares.  Common Shares shall not have cumulative voting rights.

(2)           Subject to the provisions of law and any preferences of any shares of beneficial interest of the Trust, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Trust’s shares, may be paid on the Common Shares at such time and in such amounts as the Trustees may deem advisable.

The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of any series of Preferred Shares shall be set forth in a certificate of designations approved by the Trustees and referencing this Declaration.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 4.

PROPOSAL NO. 5
AMENDMENT TO SECTION 7.1 OF THE DECLARATION OF TRUST

Section 7.1 of the Declaration of Trust provides for the timing of the Trust’s annual meeting and the right to request that a special meeting of the Trust’s beneficiaries be called.  The Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares, an amendment to the Declaration of Trust to modify Section 7.1 of the Declaration of Trust to provide that (i) the Trust’s annual meeting is to be held in the month of May which has traditionally been the month in which the annual meeting has been held, (ii) makes clear that the Trust’s Board of Trustees will be elected at the annual meeting, as well as any other business properly brought before the meeting, and (iii) in addition to the persons or groups of persons currently entitled to call a special meetings of beneficiaries, the Trust’s Chairman of the Board, Chief Executive Officer and President may also call for a special meeting of the beneficiaries.  Accordingly, your consent is sought to amend Section 4.1 of the Declaration of Trust to read in its entirety as follows:

Section 7.1.           Annual and Special Meetings Call.

An annual meeting of the Beneficiaries will be held during the month of May at such date and time as may be designated from time to time by the Trustees, at which meeting the Beneficiaries will elect Trustees to succeed those Trustees whose terms expire at such meeting and will transact such other business as may be brought properly before the meeting in accordance with the By-laws and/or applicable law.

Special meetings of Beneficiaries may be called by (i) the Chairman of the Board, (ii) the Chief Executive Officer, (iii) the President, (iv) a majority of the Trustees acting with or without a meeting, or (v) the holders of record of not less than twenty-five percent (25%) of the voting power of the Trust and entitled to vote on any proposal to be submitted at said meeting.  In the event the annual meeting is not held or if Trustees are not elected thereat, a special meeting may be called and held for that purpose.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 5.

PROPOSAL NO. 6
AMENDMENTS TO ARTICLE VIII OF THE DECLARATION OF TRUST

Article VIII of the Declaration of Trust sets forth a number of provisions relating to the Trustees including the number of Trustees, votes required to elect a Trustee, filling of vacancies, Board committees and the ability of Trustee’s to engage in other business activities.  The Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares, certain amendments to Article VIII.  The most substantive change to Article VIII is to provide that in order for a Trustee to be elected as Trustee such person must receive both (i) the vote of at least a majority of the outstanding shares entitled to vote and (ii) a number of votes sufficient to place such person in the top number of vote getters equal to the Board seats to be filled.  Currently, for a person to be elected as a Trustee such person need only receive a number of votes sufficient to place such person in the top number of vote getters equal to the Board seats to be filled.  The following summarizes the changes, if any, to each Section in Article VIII (the full text of Article VIII after giving effect to this proposal No. 6 is set forth in Exhibit A hereto):

Declaration of Trust Section	Proposed Declaration of Trust Changes

8.1. Number of Trustees	Eliminate provision permitting an entity to serve as a Trustee.

8.2 Election of Trustees; Term of Office
Provides that only persons nominated in accordance with the Trust’s By-laws are eligible for election as a Trustee.  Provision currently permits an entity to be a Trustee.

Changes vote requirement for election as a Trustee from those nominees receiving the most votes at the meeting so long as a quorum is present to those nominees receiving the most votes at the meeting so long as a quorum is present and such person must receive the vote of at least a majority of the outstanding shares entitled to vote.

Section 8.3 Resignation and Removal	No changes

Section 8.4 Filling Vacancies	Eliminates the provision that an appointment or election of a Trustee does not become effective until such person signs the Declaration of Trust.

Section 8.5 Trust Continues	No changes

Section 8.6 Trustees’ Meetings and Actions
Fixes an inconsistency in the provision by adding the phrase “except as otherwise provided in this Declaration of Trust or the By-laws of the Trust” before the statement that the vote or written action by a majority of the Trustees is sufficient to constitute an action of the Board.  Certain actions by the Board require more than a majority vote.

Section 8.7 Trustees’ Compensation	No changes

Section 8.8 By-Laws of the Trust	Eliminates the requirement that the By-laws be attached to the Declaration of Trust.

Section 8.9 Committees
Provides that a majority of the Trustees can establish committees of the Trustees.  Provision currently requires unanimity.  It further makes clear that a Trustee may serve on more than one committee of the Board and lists the current committees of the Board

Section 8.10 Trustee’s Other Business Activities	This provision has been eliminated as the Trust’s Conflicts Committee charter is currently more restrictive than this provision

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 6.

PROPOSAL NO. 7
AMENDMENT TO SECTION 10.1 OF THE DECLARATION OF TRUST

Section 10.1 of the Declaration of Trust provides that amendments to the Declaration of Trust may only be made with the consent of the requisite percentage of shares of the Trust.  The Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares, an amendment to Section 10.1 (i) to clarify that the vote of only those shares entitled to vote with respect to amendments of the Declaration of Trust is required and (ii) to permit the Trustees, without the vote of any shares, to amend the Declaration of Trust in a non-substantive manner or as required to cure an ambiguity, provide for the respective rights of shares issued by the Trust or to comply with applicable law.  Accordingly, your consent is sought to amend Section 10.1 of the Declaration of Trust to read in its entirety as follows:

Section 10.1.         Amendment.

At any time when no shares in the Trust are outstanding, the Trustees may amend any provisions of this Declaration.  A certificate signed by a majority of the Trustees, setting forth such amendment and reciting that it was duly adopted by the Trustees, or a copy of the Declaration as amended executed by a majority of the Trustees, shall be recorded as provided in Section 11.5 hereof and lodged among the records of the Trust and shall be conclusive evidence of such amendment.

At any time when shares in the Trust are outstanding, the Trustees may amend the Declaration in any particular, except with respect to the liability of beneficiaries, with the approval of the owners of a majority of all the shares in the Trust entitled to vote on such matters, in writing or by vote at a meeting of the Beneficiaries, provided that the notice of the meeting shall have set forth the nature of the proposed amendment.  A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and approved as aforesaid, or a copy of the Declaration as amended executed by a majority of the Trustees, shall be recorded as provided in Section 11.5 hereof and lodged among the records of the Trust and shall be conclusive evidence of such amendment.  Notwithstanding the foregoing, the consent of holders of shares in the Trust shall not be required to modify this Declaration to (i) set forth and reflect in the designations, rights, powers, duties, and preferences of the holders of any shares issued by the Trust from and after the date hereof, (ii) to reflect a change that is of an inconsequential nature and does not adversely affect the beneficiaries in any material respect, or (iii) to cure any ambiguity, correct or supplement any provision in this Declaration not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Declaration that will not be inconsistent with law or with the provisions of this Declaration and (iv) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

Notwithstanding the foregoing (and notwithstanding the fact that some lesser percentage may be permitted by Law), the approval of the owners of at least 70% of the outstanding shares of the Trust shall be required to amend or repeal Sections 5.9, 8.1, 8.2, 8.4, 11.19, 12.2 and this Section 10.1 of this Declaration unless at least 70% of the Trustees have voted to amend or repeal such sections, in which event the approval of the owners of only a majority of the outstanding shares shall be required.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 7.

PROPOSAL NO. 8
AMENDMENT TO SECTIONS 11.10 THROUGH 11.27 OF THE DECLARATION OF TRUST

Sections 11.10 through 11.27 of the Declaration of Trust contains a number of provisions relating to the rights of the Trust and the Trustees which, as noted in Proposal 2, over time have created inconsistencies in the Declaration of Trust.  In effect, a number of the provisions set forth in Sections 11.10 through 11.27 of the Declaration of Trust either are superfluous to existing provisions already provided elsewhere in the Declaration of Trust or contradict each other in that they provide in one instance that the Trust is not permitted or permitted take certain actions or make certain investments and then in a later provision provide that notwithstanding anything in the Declaration of Trust to the contrary, otherwise not permitted actions or investments are permitted or permitted actions or investments are not permitted.  In this regard, the Board has approved, subject to obtaining the consent of a majority in interest of the Common Shares and the passing of Proposal 2, certain amendments to Sections 11.10 through 11.27 to simplify and clarify these provisions.  The following summarizes the changes, if any, to Section 11.10 through 11.27 (the full text of Article XI after giving effect to this proposal No. 8 is set forth in Exhibit B hereto):

Declaration of Trust Section	Proposed Declaration of Trust Changes

11.10. Contingent Powers of Beneficiaries	Deleted in its entirety.

11.11. Investment Policy	Provides that the assets acquired by the Trust will be consistent with the Trust’s purpose.

11.12. Notices on Distributions	Deleted in its entirety.

11.13 Transactions with Interested Parties
Deletes the requirement that all commissions and remuneration received by the Trust’s advisor, if any, in connection with a transaction entered into by the Trust is to be deducted from the advisory fee.

11.14. Advisors	No changes.

11.15. Limitations on Expenses	Deleted in its entirety.

11.16. Appraisals	Previously deleted by vote of Shareholders.

11.17. Prohibited Investments	Deleted in its entirety.

11.18. Prohibited Activities	Deleted in its entirety.

11.19. Qualification as a Real Estate Investment Trust	No changes.

Declaration of Trust Section	Proposed Declaration of Trust Changes

11.20. Purposes of Article and Section Heading	No changes.

11.21. Controlling Effect of Article XI	No changes.

11.22 Trustees’ Power to Incur Indebtedness and Other Obligations - Limitations Thereon	Eliminates certain debt restrictions on the Trust.

11.23. Trustees’ Power to Invest in New Buildings and Partnerships, Joint Ventures and Unimproved Land for New Buildings	Deleted in its entirety.

11.24 Trustees’ Power to Invest in Real Estate Mortgages and in Certain Evidences of Indebtedness	Deleted in its entirety.

11.25 Options Respecting Trust’s Securities	No changes.

11.26 Authority of Trustees to Authorize Additional Restrictions	Deleted in its entirety.

11.27 Authority of Trustees to Authorize Certain Investment, Financing and Other Activities	Deleted in its entirety.

Recommendation of the Board

The Board unanimously recommends a vote in favor of Proposal No. 8.

PROPOSAL NO. 9
SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the recommendation of the Audit Committee, the Board has selected PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2009.

During our past two fiscal years, there were: (i) no disagreements with PwC our independent registered public accounting firm for the years ended December 31, 2008 and 2007, on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter in connection with its report on the Trust’s financial statements for such year; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Further, PwC’s report on our consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Although Shareholder ratification of the Board’s action in this respect is not required, the Board considers it desirable for Shareholders to pass upon the selection of the independent registered public accounting firm and, if the Shareholders disapprove of the selection, the Board would consider other firms for selection as the independent registered public accounting firm for the current fiscal year.

It is expected that representatives of PwC will be present either in person or by telephone conference at the Annual Meeting.

Aggregate fees billed to us for the year ended December 31, 2008 and 2007 represents fees billed by PwC for audit and audit related fees.

Type of Fee	Fiscal 2008	Fiscal 2007
Annual Audit and Quarterly Review Fee	$1,035,000	$775,000
Audit Related Fees	83,000	200,000
Tax Fees	93,000	133,000
Total	$1,192,000	$1,108,000

Audit fees for the years ended December 31, 2008 and 2007 were for professional services rendered in connection with the integrated audit of our consolidated financial statements and internal control over financial reporting.

Audit Related fees for the year ended December 31, 2008 were for services related to review of our Registration Statements on Form S-3 during 2008 and assisting in the response to the SEC’s comment letter relating to our 2007 financial statements.

Audit Related fees for the year ended December 31, 2007 were for services related to responding to an SEC comment letter and the restatement of our financial statements for the year ended December 31, 2006.

Tax fees as of the years ended December 31, 2008 and 2007 were for services related to tax compliance, tax planning and strategies, and state and local tax advice.

Recommendation of the Board

The Board unanimously recommends a vote in favor of the ratification of the election of PwC to serve as the independent registered public accounting firm of the Trust for its fiscal year ending December 31, 2009.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

We have a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to us by the independent registered public accounting firm.  During 2008, the Audit Committee approved all of the fees paid by us to PwC.

SHAREHOLDER PROPOSALS

Any Shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting on or before January 22, 2010.  In addition, under our By-laws, Shareholders must comply with specified procedures to nominate persons for election as Trustees or introduce an item of business at an annual meeting.  Trustee nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by us not less than 120 days in advance of an annual meeting.  To be in proper written form, a Shareholder’s notice must contain the specific information required by our By-laws.  A copy of our By-laws, which specifies the advance notice procedures, can be obtained from us by request to the Trust’s Secretary.  Any Shareholder who wishes to submit a Shareholder proposal, should send it to, Winthrop Realty Trust, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114, Attention:  Secretary.

ANNUAL REPORT

Copies of our Annual Report for the fiscal year ended December 31, 2008 are being mailed to Shareholders of record on the Record Date together with this Proxy Statement.  Additionally, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities Exchange Commission, is available to Shareholders on our website, www.winthropreit.com under the link “SEC Filings”, and also may be obtained by Shareholders without charge by written request to Beverly Bergman, c/o FUR Advisors LLC, 7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board does not know of any other matter to be brought before the Annual Meeting.  However, if any other matters not mentioned in the Proxy Statement are brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

We have retained MacKenzie Partners, Inc. to aid in the solicitation of proxies.  MacKenzie Partners, Inc. will receive a fee as well as reimbursement for certain out of pocket expenses incurred by them in connection with their services, all of which will be paid by us.  All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by us. In addition to solicitation of proxies by use of the mails, our Trustees, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

It is important that proxies be returned promptly.  Shareholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

By order of the Board of Trustees

Michael L. Ashner
Chairman and Chief Executive Officer

April 17, 2009

Exhibit A

ARTICLE VIII

Trustees

Section 8.1.           Number of Trustees

The number of Trustees shall be not less than three nor more than fifteen, as from time to time determined either by a majority of the Trustees then in office or at an annual or special meetings of the Beneficiaries by affirmative vote of the holders of a majority of the shares represented and entitled to vote at such meetings. Trustees shall be all of one class.  A Trustee may be any individual who is a citizen of the United States and not a minor.  Whenever there shall be a vacancy, until such a vacancy is filled, the continuing or surviving Trustee or Trustees then in office shall have all the powers granted to the Trustees and discharge all the duties imposed upon the Trustees by this Declaration. A majority of the Trustees shall not be affiliated with an adviser of the Trust or any organization affiliated with an adviser of the Trust. The term "majority of the Trustees" whenever used herein shall include one Trustee if only one Trustee is at the time in office regardless of the fixed number of Trustees.

Section 8.2.           Election of Trustees; Terms of Office

The term of office for each Trustee shall be one year and each Trustee shall be elected annually to serve for such term.  A Trustee so elected shall hold office until the next Annual Meeting of Beneficiaries and until his successor shall be elected and qualified or until his earlier resignation, removal from office or death.

At any meeting of the Beneficiaries at which Trustees are to be elected, only persons nominated in accordance with the Trust’s-By-laws shall be eligible for election as Trustees.  The election as Trustee of a person who, at the time of his election, fails to meet the qualifications for Trustees specified in this Declaration of Trust shall be null and void and the vacancy in the number of Trustees so created may be filled by the Trustees as provided in Section 8.4 hereof.

At all elections of Trustees, those candidates receiving the greatest number of votes shall be elected as Trustees; provided, however, that only those candidates receiving a number of votes at least equal to a majority of the votes entitled to be cast at the meeting at which such vote is taken shall be elected as Trustees.

Section 8.3.           Resignation and Removal.

Any Trustee may resign his trust in instrument in writing signed by him and delivered or mailed to the other Trustees at the principal office of the Trust, and such resignation shall take effect immediately or at a later date according to the terms of the instrument.  Any Trustee may be removed at any time by written instrument signed by all the other Trustees specifying the date when such removal shall become effective; provided, however, that such removal shall not be effective until approved by affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at a duly held meeting of the Beneficiaries call for the purpose.

Any Trustee may also be removed by affirmative vote for his removal cast by a majority of Trustees then in office if such Trustee does not meet the qualifications for Trustees specified in this Declaration of Trust for more than thirty (30) consecutive days during his term of office.

Section 8.4.           Filling Vacancies.

In case a vacancy in the number of Trustees shall occur, the remaining Trustees, though less than a majority of the whole authorized number of Trustees, may, by a vote of a majority of their number, fill any vacancy in the Board of Trustees for the unexpired term of the Trustee whose office has become vacant.  Thereupon the Trust property shall vest in the new Trustee jointly with the continuing Trustee or Trustees without further act or conveyance.

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Section 8.5.           Trust Continues.

The death, resignation, incompetency or removal of any one or more of the Trustees shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration or invalidate any action theretofore taken by the Trustees.

Section 8.6.           Trustees’ Meetings and Action.

The Trustees may act with or without a meeting.  Meetings of the Trustees shall be called and held as provided in the By-Laws.  Notice of any meetings may be waived by any Trustee either before or after such meeting.  The concurrence of all the Trustees shall not be necessary for the validity of any action taken by them, but, except as otherwise provided in this Declaration or the By-laws of the Trust, a decision expressed in a vote passed at a meeting by a majority of the Trustees present, or expressed in writing signed by a majority of the Trustees without a meeting, shall constitute the action of the Trustees and have the same effect as if assented to by all.  At any meeting, a majority of the Trustees then in office shall constitute a quorum.  Any deed, mortgage, lease or other instrument or writing executed by any Trustee or officer of the Trust shall be valid and binding upon the Trustees and upon the Trust if such Trustee or officer acted under authority granted by the Trustees by a vote or writing passed or signed as above provided.

In the event that any Trustee or Trustees shall notify the other Trustees in writing that they do not wish to participate in the approval or disapproval of any particular matter presented to the Trustees, a majority of the other Trustees shall have authority to act for the Trust with respect to such matter.

Section 8.7.           Trustees’ Compensation.

The Trustees shall receive reasonable compensation for their services as Trustees and officers hereunder as fixed by the Trustees.

Section 8.8.           By-Laws of Trust.

The Trustees may from time to time amend or repeal the By-Laws of the Trust which may, among other things, provide for the conduct of their business, define the duties of the officers, agents, employees and representatives and provide for their appointment, number and qualification, fix the time, place and notice of meetings of the Trustees, provide for the form of certificates representing shares of beneficial interest and regulate or restrict issuance or transfer of shares as provided in Section 5.9 of this Declaration.

Section 8.9.           Committees.

The Trustees, acting by a majority of their number, may appoint from among their own number one or more persons to serve as members of one or more committees, which may be created by the Trustees and to which may be delegated such of the powers herein given to the Trustees as they may deem expedient, except as herein otherwise provided.  Such committees may include, without limitation, an Audit Committee, Compensation Committee, Conflicts Committee and Nominating and Corporate Governance Committee.

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Exhibit B

Section 11.10.       [Intentionally Omitted].

Section 11.11.       Investment Policy.

The Trust shall invest in such assets as the Trustees may from time to time determine, and as are consistent with the purposes of the Trust as set forth in Article I, Section 1.3 of this Declaration.

Section 11.12.       Notices on Distributions.

All distributions to beneficiaries shall be accompanied by a written statement advising of the sources of funds or properties so distributed.  In case there is any doubt as to such source the communication may so state, and, in such event, a further statement shall be mailed to Beneficiaries not later than sixty (60) days after the close of the fiscal year of the Trust in which the distribution was made.  Such statements may be based on the figures shown by the books of account of the Trust.

Section 11.13.       Transactions with Interested Parties.

No Trustee, officer or adviser of the Trust, or any person affiliated with any such persons, shall sell any property or assets to the Trust or purchase any property or assets from the Trust, directly or indirectly, nor shall any such person receive any commission or any other remuneration, directly or indirectly, in connection with the purchase or sale of Trust assets, except pursuant to transactions that are fair and reasonable to the Beneficiaries of the Trust or those that relate to: (a) the acquisition by the Trust of federally insured or guaranteed mortgages at prices not exceeding the currently quoted prices at which the Federal National Mortgage Association is purchasing comparable mortgages; (b) the acquisitions of other mortgages on terms no less favorable than similar transactions involving unaffiliated parties; or (c) the acquisition by the Trust of other property at prices not exceeding the fair value thereof as determined by independent appraisal.  All such transactions and all other transactions in which any such persons have any direct or indirect interest shall be approved by a majority of the Trustees, including a majority of the independent Trustees.

Section 11.14.       Advisers.

Subject to the provisions of this Declaration, the Trustees may employ any person, firm or corporation as adviser.  Any advisory contract shall be for a period not longer than one year.  Any such advisory contract shall provide that it may be terminated at any time, without penalty, by the Trustees or by the holders of majority of the outstanding shares of beneficial interest upon not less than 60 days’ written notice to the adviser.

Section 11.15.       [Intentionally Omitted].

Section 11.16.       [Intentionally Omitted].

Section 11.17.       [Intentionally Omitted].

Section 11.18.       [Intentionally Omitted].

Section 11.19.       Qualification as a Real Estate Investment Trust.

No Trustee and no Beneficiary shall take any action which would cause the Trust to abandon its purpose of providing an investment vehicle for numerous shareholders with small holdings or which would, in the opinion of counsel for the Trust, furnished prior to such action, prevent the Trust from qualifying or continuing to qualify as a “real estate investment trust” under the Internal Revenue Code and the Regulations (proposed or in effect) thereunder unless at least a majority of the Trustees then in office have approved such action.  No Beneficiary shall have any power to control the Trustees or the affairs of this Trust, or to exercise any voting or approval powers, if such powers would at the time in the opinion of counsel for the Trust (a) prevent the Beneficiaries from being free from personal liability for the obligations of the Trust under any applicable law, or (b) cause the Trust to be an illegal or invalid organization under the law of any jurisdiction in which it owns property or does business.

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Section 11.20.       Purpose of Article and Section Headings.

The Article and Section headings inserted in this Declaration are for convenience of reference and are not to be taken or affect the meaning, construction, or effect of any provision hereof.

Section 11.21.       Controlling Effect of Article XI.

The provisions of this Article XI shall be controlling in all respects over any other provisions of this Declaration.

Section 11.22.       Trustees’ Power to Incur Indebtedness and Other Obligations - Limitations Thereon.

Notwithstanding anything to the contrary in this Declaration of Trust, the Trustees may issue, assume, incur or secure Indebtedness or shares or other securities of any class or classes which may or may not have preferences or restrictions not applicable to Common Shares or Preferred Shares of the Trust.

Section 11.23.       [Intentionally Omitted].

Section 11.24.       [Intentionally Omitted].

Section 11.25.       Options Respecting Trust Securities.

Notwithstanding anything to the contrary contained in this Declaration of Trust, the Trust may from time to time grant options, warrants or other rights to purchase securities of the Trust.  The Trustees are hereby empowered, whether by amendment to this Section by action of the Trustees or otherwise, to place limitations on the authorizations set forth in the first sentence hereof if in their judgment such limitations are necessary or desirable in connection with the incurring of indebtedness or issuance of securities by the Trust, or in connection with qualification by the Trust to do business in any state.  To the extent that this provision is inconsistent with the other terms of this Declaration of Trust, including without limitation Article X (Amendment of Trust), this provision shall prevail.

Section 11.26.       [Intentionally Omitted].

Section 11.27.       [Intentionally Omitted].

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YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope to National City Bank, P.O. Box 535300, Pittsburgh, PA 15253, so your shares are represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Proxy card must be signed and dated on the reverse side.
ê   Please fold and detach card at perforation before mailing.   ê

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is given, this proxy will be voted FOR proposals 1 through 9 and in the discretion of said proxy on any other matters which may come before the meeting or any adjournments thereof. The Board of Trustees recommends a vote FOR all proposals.

The Board of Trustees recommends a vote FOR all proposals.

1.      ELECTION OF TRUSTEES
Nominees	1. Michael L. Ashner	2. Arthur Blasberg, Jr.	3. Talton Embry	4. Howard Goldberg
	5. Thomas F. McWilliams	6. Lee Seidler	7. Carolyn Tiffany	8. Steven Zalkind

❑ FOR all nominees	❑ WITHHOLD AUTHORITY to vote for all nominees
To withhold authority to vote for any Trustees, strike a line through that Trustee’s name above.
			FOR	AGAINST	ABSTAIN
2.	Approval to amend Section 1.3 of the Declaration of Trust to clarify the purpose of the Trust	2.	❑	❑	❑
3.	Approval to amend Section 3.3 of the Declaration of Trust to modify the indemnification rights of trustees, officers, employees and agents of the Trust	3.	❑	❑	❑
4.	Approval to amend Section 4.1 of the Declaration of Trust to more clearly set forth the rights of the Trust to issue shares of beneficial interest	4.	❑	❑	❑
5.	Approval to amend Section 7.1 of the Declaration of Trust to modify the timing of the Trust�s annual meeting and permit additional persons to call special meetings of holders of beneficial interests	5.	❑	❑	❑
6.	Approval to amend Article VIII of the Declaration of Trust to modify, among other things, the voting requirement for election of Trustees	6.	❑	❑	❑
7.	Approval to amend Section 10.1 of the Declaration of Trust to permit certain amendments to the Declaration of Trust to be made without the consent of holders of beneficial interests	7.	❑	❑	❑
8.	Approval to amend Article XI of the Declaration of Trust to correct inconsistencies set forth therein and to clarify the rights of the Trust	8.	❑	❑	❑
9.	Approval of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2009 fiscal year	9.	❑	❑	❑

The proxies are authorized to transact such other business as may properly come before the meeting.

(Continued on reverse side)

Vote by Telephone
Winthrop Realty Trust c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509	Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!

If you vote by telephone or over the Internet, do not mail your proxy card.

è

Proxy card must be signed and dated below.
ê Please fold and detach card at perforation before mailing.   ê

WINTHROP REALTY TRUST
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MAY 21, 2009
This Proxy is Solicited On Behalf of the Board of Trustees

The undersigned hereby appoints Michael L. Ashner and Carolyn Tiffany or either of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated below, all common shares of beneficial interest which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders (including all adjournments thereof) of WINTHROP REALTY TRUST to be held on Thursday, May 21, 2009 at 11:00 a.m. at the 11th Floor Conference Center in the offices of Katten Muchin Rosenman, 575 Madison Avenue, New York, New York 10022.

Dated:	, 2009

Print Name

Signature

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.